                                                               Exhibit 10.05(h)


          Seventh Amendment to the Implementation Partner Agreement
                                 between
               The Hunter Group, Inc. and PeopleSoft, Inc.

This Seventh Amendment ("Seventh Amendment") to the Implementation Partner Agreement dated October 1, 1993 ("Agreement") is entered into by the parties as of the Seventh Amendment Effective Date.

The parties agree as follows:

1.  Definitions
Unless otherwise defined herein, capitalized terms used in this Seventh Amendment shall have the same meaning as those used in the Agreement.

"Seventh Amendment Effective Date" means October 11, 1996.

2.  Additional Software
Implementation Partner may acquire additional licenses of the PeopleSoft Software at the per copy license fee(s) specified below. Exhibit One, attached hereto, contains more detailed Software descriptions.

      SOFTWARE           WORKSTATION ACCESS       # COPIES    PER COPY LICENSE
                                                                    FEE

People Soft Financial    Single User (SQL Base)       1              *
  for Public Sector
  v 5.1

                                                  TOTAL FEES:        *

SHIPPING INFORMATION                             BILLING INFORMATION                   SITE INFORMATION

Contact: Chris Scott                             Contact: Chris Scott                  Contact: Chris Scott
Address: 100 East Pratt Street, Suite 1600       Address: 100 East Pratt Street,       Address: 100 East Pratt Street,
Baltimore, MD 21202                              Baltimore, MD 21202                   Baltimore, MD 21202

Phone: 410.576.1515                              Phone: 410.576.1515                   Phone: 410.576.1515
Fax: 410.752.2879                                Fax: 410.752.2879                     Fax: 410.752.2879

3.  Payment Terms
Implementation Partner shall pay PeopleSoft the license fees set forth in section 2 entitled, "Additional Software" above. Said fees are due *.

4.  Product Maintenance
Technical support shall be provided to Implementation Partner solely in accordance with the terms of the Agreement.

5.  Precedence
In the event of conflict, this Seventh Amendment shall take precedence over the Agreement. The Agreement and, this Seventh Amendement are the entire agreement between the parties concerning the subject matter hereof. All amendments to this Seventh Amendment must be in writing and signed by both parties' authorized signatories.


THE HUNTER GROUP, INC.                         PEOPLESOFT, INC.

/s/Mary T. Weaver                              /s/Robert D. Finnell
--------------------------                     ------------------------------
Authorized signature                           Authorized signature



Mary T. Weaver                                 Robert D. Finnell
--------------------------                     ------------------------------
Printed name and title                         Printed name and title
Senior Vice President                          Vice President-General Counsel

--------------

* Text omitted pursuant to a request for confidential treatment and filed separately with The Securities and Exchange Commission.

                             Exhibit One
                      Software Product Descriptions

     PeopleSoft Financials for Public Sector (version 5.1) consists of:
     ------------------------------------------------------------------
              PeopleSoft General Ledger for Public Sector
               PeopleSoft Receivables for Public Sector
                PeopleSoft Payables for Public Sector
               PeopleSoft Purchasing for Public Sector
            PeopleSoft Asset Management for Public Sector
               PeopleSoft Projects for Public Sector
              PeopleSoft Inventory for Public Sector
               PeopleSoft Billing for Public Sector

      One single-user license to use SQR with the licensed Product*
                           PS/n Vision
                          People Tools



____________________________________________
*included only with the Single-User version